UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT TO 1934

       Date of Report (Date of Earliest Event Reported): February 11, 2003

                              SIENA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

      1-6868                                                     75-1043392
(Commission File Number)                                     (IRS Employer
                                                             Identification No.)

5068 West Plano Parkway, Suite 300, Plano, Texas                    75093
    (Address of principal executive offices)                      (Zip code)

                                 (972) 381-4255
              (Registrant"s telephone number, including area code)

                           Lomas Financial Corporation
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

The Company has completed the sale of an easement over a portion of light industrial property for a sewer line to the City of Fairview. The Company received proceeds of $59,500. The Company shall have the right to fully use the premises covered by the Easement; however, the Company may not erect buildings over the Easement Tract.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   None.

      (b)   None.

      (c)   None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SIENA HOLDINGS, INC.


Date: February 11, 2003                 By: /s/ W. Joseph Dryer
                                        ----------------------------
                                        W. Joseph Dryer
                                        President